UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2005
ORIENTAL FINANCIAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Commonwealth of Puerto Rico	001-12647	66-0538893

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

Professional Offices Park
998 San Roberto Street
San Juan, Puerto Rico		00926

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (787) 771-6800

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 2.02        Results of Operations and Financial Conditions
Item 9.01      Financial Statements and Exhibits
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 99 — PRESS RELEASE

Item 2.02 Results of Operations and Financial Conditions
On October 26, 2005, Oriental Financial Group Inc. (the “Group”) released its financial results for the quarter ended September 30, 2005.
A copy of the Group’s press release is attached as an exhibit to this report.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit No.	Description of Document

99	Press Release dated October 26, 2005
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Group has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIENTAL FINANCIAL GROUP INC.
Date: October 27, 2005	By:	/s/ Hector Mendez
Hector Mendez
Senior Executive Vice President, Treasurer and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Document

99	Press Release dated October 26, 2005